Exhibit 10.31

SECOND AMENDMENT TO OPERATING AGREEMENT

GREEN VALLEY RANCH GAMING, LLC

THIS SECOND AMENDMENT TO OPERATING AGREEMENT (this “Second Amendment”) is dated as of December 19, 2003 (the “Effective Date”), among Green Valley Ranch Gaming, LLC, a Nevada limited liability company (the “Company”), GCR Gaming, LLC, a Nevada limited liability company (“GCR”), GV Ranch Station, Inc., a Nevada corporation (“Station”), and a wholly-owned subsidiary of Station Casinos, Inc., a Nevada corporation (“Parent”), and Station in its capacity as the Manager.  GCR Gaming Guarantor, LLC, a Nevada limited liability company (“GCR Guarantor”), and Parent have executed and joined in this Second Amendment for the purposes set forth below.

RECITALS:

WHEREAS, the Company, GCR and Station executed the Operating Agreement, dated as of March 10, 2000 (the “Original Operating Agreement”), as amended by the First Amendment to Operating Agreement, dated September 17, 2001 (the “First Amendment” and together with the Original Operating Agreement, the “Operating Agreement”), with respect to the Company.  (Any term used in this Second Amendment with its initial letter capitalized and not otherwise defined herein shall have the meaning ascribed to it in the Operating Agreement).

WHEREAS, the Members desire to expand the Project.

WHEREAS, the Members and Manager desire to amend the Operating Agreement pursuant to Section 7.1 of the Operating Agreement in order, among other things, to provide for the expansion of the Project and financing related thereto.

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT:

1.             Defined Terms.

(A)          Any term defined in this Second Amendment shall be deemed added to the list of definitions in Article I of the Operating Agreement.

(B)           “Additional Reserve” shall equal $5,000,000 in aggregate, which shall be a reserve above and beyond the Reserve Fund to be funded pursuant to Section 3.4(b)(ii); however, the Additional Reserve need not be a “cash” reserve, but rather the Manager may, to the maximum extent permitted under the Expansion Financing or Permanent Financing, maintain unencumbered funds from such credit facility to be used in lieu of such “cash-funded” Additional Reserve.

(C)           “Expansion Construction Plan” means the comprehensive construction plan for the Expansion Project, including the estimated time frame for completion and implementation of such plan, which will be subject to the prior approval of the Executive Committee.

(D)          “Expansion Design Plan” means the architectural, interior design and landscaping plans for the Project submitted by architectural, interior design and landscaping firms.

(E)           “Expansion Financing” means third-party debt financing for the construction of the Expansion Project and to refinance the Construction Financing.

(F)           “Expansion Project” means the construction of an additional hotel tower providing for approximately 300 hotel rooms, meeting space and spa expansion, together with related amenities.

(G)           “Expansion Project Budget” means the budget which includes the aggregate hard and soft costs of construction of the Expansion Project similar to that required by the Design, Development and Construction Budget.

(H)          “Expansion Project Construction Manager” means the individual selected by the Manager and approved by the Executive Committee to manage and supervise the construction activities of the Expansion Project on a day-to-day basis

(I)            “Permanent Financing” means any debt financing incurred by the Company, for refinancing the Expansion Financing or Permanent Financing on terms and conditions approved by the Executive Committee.

(J)            “Project” means the Project as originally defined in the Operating Agreement and expressly including the Expansion Project.

(K)          “Master Development Plan” means the Master Development Plan as defined in the Agreement also specifically shall include the Expansion Design Plan, the Expansion Construction Plan and the Expansion Project Budget, as each may be amended from time to time in accordance with the terms of this Agreement and all as approved by the Executive Committee.

(L)           “Operating Costs” as defined in the Operating Agreement also specifically shall include the Expansion Project Budget to the extent applicable.

2.             Expansion Project.

(A)          Expansion Project Construction Manager.  The Manager shall select the Expansion Project Construction Manager with the prior approval of the Executive Committee.

(B)           Expansion Project Design, Plan and Budget.  The Manager shall submit to the Executive Committee for approval Expansion Design Plan, the Expansion Construction Plan and Expansion Plan Budget.  The Expansion Design Plan and Expansion Construction Plan may be approved in whole or in segments or by components by the Executive Committee.

(C)           Contractors.  The Manager shall select, subject to the prior approval of the Executive Committee, the general contractor and architectural, interior design and landscaping firms for the Expansion Project.  The Manager shall submit the Company’s contracts with the architect, interior design, landscaping prime contractor and general construction contractor for the prior approval of the Executive Committee.

(D)          Change Orders.  The Manager may authorize a change order with respect to the Expansion Design Plan, the Expansion Construction Plan, the Expansion Project Budget, or the Master Development Plan without the approval of the Executive Committee; however, the Executive Committee’s prior approval shall be required for (i) any material change to the scope, appearance or functionality of the Expansion Project, (ii) any expenditures on the “spa” or related amenities in excess of $1,000,000 (which $1,000,000 shall be used for “soft” costs only), (iii) any expenditures from the contingency reserve in excess of $2,666,667, or (iv) any expenditure that would increase the Expansion Project Budget to more than $100,666,667 (which budget includes all construction costs except $9,000,000 for the “spa” and $5,333,333 for contingency reserve), regardless of whether such changes are covered by a contingency reserve.

(E)           Reports.  The Manager shall provide the Executive Committee with monthly progress reports on the Expansion Project no later than the 27th day of each month, which progress report shall state in reasonable detail all expenditures during the preceding month together with a comparison of such expenditures to budgeted amounts and a revised estimate of the Expansion Project’s remaining costs to completion.  In addition, representatives of the Manager shall be available to meet with representatives of the Members on at least a monthly basis to review the status of the Expansion Projects.

(F)           Expansion Project Construction Manager.  Any member of the Executive Committee may require the Manager to discharge the Expansion Project Construction Manager in the event that, after notice from the Manager and a 60-day opportunity to cure, such person’s performance is unsatisfactory to such member.  The second request by the same member of the Executive Committee to discharge such person shall result in termination without further notice or opportunity to cure.

3.             Expansion Financing.

(A)          Approval of Expansion Financing.  The Expansion Financing shall be subject to the prior approval of GCR and Station in their sole respective discretions.

(B)           Additional Term Borrowing.

(i)            If the Expansion Financing permits the Company to increase the aggregate amount of the credit facility beyond $250,000,000, then the Company may not draw upon any amount in excess of $250,000,000, unless both Station and GCR agree in writing.

(ii)           The Company shall not permanently reduce any portion of the Expansion Financing more quickly than the required payment and amortization schedule stated in the Expansion Loan Documents (as defined below) without the prior written approval of both Station and GCR.

(C)           “Stand Still.”  The Company, Members, Parent and GCR Guarantor collectively agree that, during any period under the Expansion Loan Documents, including any Pledge/Guaranty Documents, the Members, Parent or GCR Guarantor are required to “stand still” with respect to claims against one another, each party agrees not to assert the statute of limitations as a defense to an action brought by another party to the extent such statute of limitations applies solely because of such “stand still” and the parties agree that any such statute of limitations shall be tolled for a period of time any such party is required to “stand still.”

(D)          Other Amendments to Operating Agreement.

(i)            Section 3.B of the First Amendment is amended to add the words “, Expansion Financing” after “Construction Financing.”

(ii)           Section 3.4(b)(ii) is amended by the deletion of the first sentence and the substitution in lieu thereof of the following:

The Manager shall, to the extent Company funds are available following allocation pursuant to Section 3.4(k), set aside within 15 days following the end of each Fiscal Month after Opening an amount equal to three percent (3%) of Gross Revenues for such Fiscal Month, which amounts shall be deposited into the Reserve Fund to pay for Capital Improvements and Replacements; however, to the extent that there is borrowing availability under the Expansion Financing or Permanent Financing, as the case may be, in an amount equal to or greater than the amount then required to be deposited in the Reserve Fund, then the Manager may, to the maximum extent permitted under the Expansion Financing or Permanent Financing, maintain borrowing availability from such credit facility to be drawn in lieu of such “cash-funded” Reserve Fund.  To the extent that the Manager so maintains borrowing availability under the Expansion Financing or Permanent Financing for the Reserve Fund, then neither Member shall have any obligation to make additional Capital Contributions pursuant to Section 4.2(c).

(iii)          Section 3.4(k)(ii) is amended to read:  “when due, the payment of debt service with respect to the Construction Financing, Expansion Financing or Permanent Financing”.

(iv)          Section 3.13(e) is amended to read in its entirety as follows:

“Any decision (i) to amend or waive any material provisions of documents executed in connection with the Construction Financing (the “Construction Loan Documents”), documents executed in connection with the Expansion Financing (the “Expansion Loan Documents”), or documents executed in connection with the permanent financing (the “Permanent Loan Documents”), (ii) that is reasonably likely to cause an event of default under the Construction Loan Documents, Expansion Loan Documents or the Permanent Loan Documents, or (iii) that is reasonably likely to materially expand the liability of, or materially diminish the rights of, the Company or any Guarantor under the Construction Loan Documents, Expansion Loan Documents or Permanent Financing Documents.”

(v)           The first sentence of Section 4.2 is amended by the insertion of the words “, Expansion Financing” after the words “Construction Financing”.

(vi)          The first sentence of Section 4.2.(e) is amended to read as follows:

The Members acknowledge that the Members, Parent, GCR Guarantor and/or other affiliates of GCR (“GCR Affiliates”) may execute (i) a Make-Well Agreement, Completion Guaranty, Pledge Agreement, Indemnity Agreement, or similar surety or guaranty documents in connection with the Construction Financing, (ii) a Make-Well Agreement, Completion Guaranty, Pledge Agreement, Indemnity Agreement, or similar surety or guaranty documents in connection with the Expansion Financing, or (iii) a Make-Well Agreement, Pledge Agreement or similar surety or guaranty document in connection with the Permanent Financing (individually a “Pledge/Guaranty Document” and collectively the “Pledge/Guaranty Documents”; GCR, GCR Guarantor and GCR Affiliates collectively hereinafter may be referred to as the “GCR Pledgors”; and, Station and Parent collectively hereinafter may be referred to as the “Station Pledgors”).

(vii)         Section 4.2(e) is further amended to provide that, other than in the first sentence, the words “, Expansion Loan Documents” shall immediately follow “Construction Loan Documents” in each place the later occurs.

(viii)        The first sentence of Section 4.2(f) is amended to read:

The Members acknowledge that the Members, Parent, GCR Guarantor or GCR Affiliates may, under the Construction Financing, Expansion Financing or Permanent Financing, have the right to pledge additional collateral (including cash) to cure the default (a “Curable Default”) of one of the Members, Parent,

GCR Guarantor or GCR Affiliates under other loan documents or by reason of bankruptcy or similar event (a “Cure Pledge”).

(ix)           Section 4.3(f) is amended by deleting the sentence added pursuant to the First Amendment and inserting in lieu thereof: “Notwithstanding the foregoing to the contrary, Station may not resign as Manager without GCR’s prior written consent (which may be given or withheld in GCR’s sole discretion) if such resignation would cause a termination of the commitment for or an acceleration of the Construction Financing, Expansion Financing or Permanent Financing.”

(x)            Section 4.3(g) is amended by inserting the phrase: “, Expansion Financing” after the words ““Construction Financing” and the phrase “, Expansion Loan Documents” after the phrase “Construction Loan Documents”.

(xi)           Section 4.5(a) is amended to insert the words “, Expansion Loan Documents” after the words “Construction Loan Documents”.

(xii)          Section 5.2(a) is amended to insert the words “, Expansion Financing” after the words “Construction Financing”.

4.             Distributions.  For the time commencing on the Effective Date and terminating on the 7th anniversary of the Effective Date, the following shall apply in lieu of Section 4.5(a) as originally stated in the Original Operating Agreement, as amended by the First Amendment.  After the 7th anniversary of the Effective Date, Section 4.5(a) as originally stated in the Original Operating Agreement, as amended by the First Amendment, but without regard to this Second Amendment, shall apply as if this Section 4 of the Second Amendment had no force or effect.

(a)           Distributions Prior to Liquidation.  Subject to any limitations in the Expansion Financing or Permanent Financing, Distributable Cash shall be disbursed or distributed to the Members 25 days after the end of each calendar quarter in an amount equal to Distributable Cash less Additional Reserves (which Additional Reserve may include unencumbered funds from the Expansion Financing or Permanent Financing, as the case may be, to the maximum extent permitted under such financing) and in the following order:

(i)            First, to the Members pro rata in accordance with the accrued but undistributed Twenty-Five Percent Payment Amount on Default Amounts until each Member who is entitled to the Twenty-Five Percent Payment Amount shall have received (giving effect to all distributions pursuant to this Section 4.5(a)(i) in the current and all prior Fiscal Years) an amount equal to the Twenty-Five Percent Payment Amount.

(ii)           Second, to the Members, pro rata in accordance with each Member’s share of unreturned Default Contributions until each Member shall have received (giving effect to all distributions pursuant to this Section 4.5(a)(ii) in the current and previous Fiscal

Years) an amount equal to such Member’s Default Contributions.

(iii)          Third, to the Members pro rata in accordance with each Member’s share of unreturned Capital Contributions (other than Default Contributions) until each Member shall have received (giving effect to all distributions pursuant to this Section 4.5(a)(iii) in the current and previous Fiscal Years) an amount equal to such Member’s Capital Contributions (other than Default Contributions).

(iv)          Fourth, to the Members, pro rata in accordance with each Member’s percentage of Membership Interests.

Notwithstanding the foregoing, taking into account distributions made with respect to the Fiscal Year pursuant to Section 4.5(a)(iii) and (iv), the Company shall distribute to each Member on an annual basis not later than 120 days following the end of each Fiscal Year an amount equal to 40% of the Profits allocated to such Member for such Fiscal Year pursuant to Section 4.4(a).  Distributions to Members pursuant to the preceding sentence shall be an advance of and credited against distributions to Members under this Agreement in the order that such distributions would be made pursuant to Section 4.5(a)(iii) and (iv) and Section 6.2(c).

Notwithstanding anything in this Agreement to the contrary, to the extent that any Member is owed a distribution pursuant to Section 4.5, but a Default Loan or any Default Loan Interest obligation remains outstanding, all payments due to such Member shall be paid to the Member who is deemed to have made the Default Loan until an amount equal to the Default Loan plus the Default Loan Interest has been paid to the such Member.  Further, notwithstanding anything in this Agreement to the contrary, in the event that any distribution required to be made hereunder (X) to a non-defaulting Member with respect to any Default Loan, Default Loan Interest, Twenty-Five Percent Payment Amount, Default Contribution or Default Distribution, or (Y) to the Company with respect to a Retained Distribution, is, instead, paid to any lender or other Person pursuant to any Construction Loan Documents, Expansion Loan Documents or Permanent Loan Documents, then the amount of such Default Loan, Default Loan Interest, Twenty-Five Percent Payment Amount or Default Contribution shall not be deemed paid or reduced by such distribution and such obligation shall continue as if such distribution were not made.

5.             Guaranties.  GCR Guarantor and Parent agree to execute the respective Second Amendment to Guaranty attached hereto as Exhibits A and B, as the case may be.  As used in the Operating Agreement, the term “Guaranty” shall include the original Guaranty, as amended by the First Amendment to Guaranty and the Second Amendment to Guaranty.

6.             Representations. GCR, Station, GCR Guarantor and Parent each severally represents and warrants that:

(A)          It has full corporate or limited liability company power and authority to enter into and perform this Second Amendment.

(B)           The execution, delivery and performance of this Second Amendment has been duly authorized by all necessary corporate or limited liability company action by such party and, if necessary, its equityholders.

(C)           This Second Amendment has been duly executed and delivered by a duly authorized officer or other representative of such party and constitutes the legal, valid and binding obligation of such party enforceable in accordance with its respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditor’s rights generally, and except that the availability of equitable remedies is subject to judicial discretion).

(D)          No consent, approval, order, license, authorization or validation of, or filing, recording or registration with, or exemption of or by any person or entity is required in connection with the execution, delivery and performance of this Second Amendment by such party.

(E)           Neither the execution, delivery or performance by such party of this Second Amendment, nor compliance by such party with the terms and provisions hereof will:  (i) contravene any applicable provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, or (ii) conflict with or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any security interest or other lien upon any of the property or assets of such party pursuant to the terms of any indenture, mortgage, deed of trust or other instrument to which such party is a party or by which such party or any of its property or assets is bound or may be subject.

7.             Miscellaneous.

(A)          Except as modified by this Second Amendment, the Operating Agreement is ratified in all respects.  In the event of a conflict between the Operating Agreement and this Second Amendment, the terms of this Second Amendment shall control.

(B)           This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original.

(C)           This Second Amendment may not be amended or modified except pursuant to Article VII of the Operating Agreement.

(D)          Any “Section” or “Article” referenced in this Second Amendment shall refer to the Operating Agreement unless otherwise specifically stated.

[Signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Operating Agreement as of the date and year first set forth above.

GREEN VALLEY RANCH GAMING, LLC,
a Nevada limited liability company
By: GV RANCH STATION, INC., a Nevada
corporation, Its Manager

By:
Title:

GCR GAMING, LLC, a Nevada limited liability company

By:
Name: Brian Greenspun
Title: Manager

GV RANCH STATION, INC., a Nevada
corporation

By:
Title:

The undersigned are executing and joining in this First Amendment to evidence their agreement to the provisions set forth in Section 5 above.

GCR GAMING GUARANTOR, LLC, a
Nevada limited liability company

By
Title:

STATION CASINOS, INC., a Nevada
corporation

By:
Title:

EXHIBIT A

Second Amendment to GCR Gaming Guarantor, LLC Guaranty

SECOND AMENDMENT TO GUARANTY

GCR Gaming Guarantor, LLC, a Nevada limited liability company (“Guarantor”), and an affiliate of GCR Gaming, LLC (“GCR”), a Nevada limited liability company, executed the Guaranty, dated March 10, 2000 (the “Guaranty”), as amended by the First Amendment to Guaranty, dated September 17, 2001 (this “First Amendment”) for the benefit of Green Valley Ranch Gaming, LLC (the “Company”), and, under the circumstances set forth therein, for the benefit of GV Ranch Station, Inc., a Nevada corporation (“Station”).  Guarantor, Station and the Company desire to consent to the amendment of the Guaranty as set forth in this Second Amendment to Guaranty, dated December 19, 2003 (this “Second Amendment”).

1.             Guarantied Obligations.  The first full paragraph of the Guaranty is deleted and the following inserted in lieu thereof:

The undersigned GCR Gaming Guarantor, LLC, a Nevada limited liability company (“Guarantor”), and an affiliate of GCR Gaming, LLC (“GCR”), a Nevada limited liability company, hereby irrevocably and unconditionally guarantees the payment and performance (A) by GCR pursuant to Section 4.2 of the Operating Agreement, dated March 10, 2000 (the “Agreement”), as amended by the First Amendment to Operating Agreement, dated September  17, 2001, and the Second Amendment to Operating Agreement, dated December 19, 2003 (as amended, the “Agreement”) of Green Valley Ranch Gaming, LLC (the “Company”), to the same extent that GCR is bound thereby, (B) by GCR and Guarantor of their obligations under the Pledge/Guaranty Documents, (C) by GCR to pay any Default Loan and any Default Loan Interest arising from a failure by GCR to make a Required Guaranty Payment, (D) by GCR of the Twenty-Five Percent Payment (to the extent that the same is owing under the Agreement) for the period commencing on the date on which GCR’s payment obligation begins and ending on the earlier to occur of (a) one year from such date, and (b) the date on which such payment obligation which GCR fails to make in breach of Section 4.2 of the Agreement has been satisfied, and (E) of all costs (including reasonable attorney’s fees and costs of in-house counsel) incurred in enforcing this Guaranty resulting from a default by GCR or Guarantor under any of the Pledge/Guaranty Agreements or this Agreement.  (Any term with its initial letter capitalized and not otherwise defined herein shall have the meaning ascribed to it in the Agreement.)  This Guaranty is for the benefit of (i) the Company with respect to subparagraphs (A), (B), (D) and (E) above, and (ii) Station with respect to subparagraphs (A), (B), (C), (D) and (E)  above.  The amounts guaranteed by this Guaranty shall be limited as follows: (i) so long as any monetary obligations under the Construction Financing or Expansion Financing (if any) remain outstanding or liens securing the same are in effect, $21,400,000.00, and (ii) from and after the payment in full of the Construction Financing and Expansion Financing (and the release of all liens securing the same and termination of all agreements related thereto), the obligations guaranteed hereby shall be limited to those set forth in Sections 4.2(b) and 4.2(c) of the Agreement and subparagraph (E) above and shall be limited to $15,000,000.00 in aggregate; provided, however, that the amounts guarantied hereby shall not be reduced as set forth in this sentence until all Default Loans, Default Loan Interest and Twenty-Five Percent Payment owing to Station are paid in full.

Notwithstanding the foregoing paragraph, the undersigned irrevocably and unconditionally guarantees, without dollar limitation, the payment and performance of GCR’s obligations, including indemnity obligations, set forth in Section 4.2(f) of the Agreement.

2.             Representations.  Guarantor represents and warrants that:

(a)          It has full limited liability company power and authority to enter into and perform this Second Amendment;

(b)          The execution, delivery and performance of this Second Amendment has been duly authorized by all necessary limited liability company action by such party and, if necessary, its equityholders;

(c)          This Second Amendment has been duly executed and delivered by a duly authorized manager of such party and constitutes the legal, valid and binding obligation of such party enforceable in accordance with its respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditor’s rights generally, and except that the availability of equitable remedies is subject to judicial discretion);

(d)          No consent, approval, order, license, authorization or validation of, or filing, recording or registration with, or exemption of or by any person or entity is required in connection with the execution, delivery and performance of this Second Amendment by such party; and

(e)          Neither the execution, delivery or performance by such party of this Second Amendment, nor compliance by such party with the terms and provisions hereof will:  (i) contravene any applicable provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, or (ii) conflict with or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any security interest or other lien upon any of the property or assets of such party pursuant to the terms of any indenture, mortgage, deed of trust or other instrument to which such party is a party or by which such party or any of its property or assets is bound or may be subject.

3.             Miscellaneous.

(a)          Except as modified by this Second Amendment, the Guaranty is ratified in all respects.  In the event of a conflict between the Guaranty, as amended by the First Amendment, and this Second Amendment, the terms of this Second Amendment shall control.  This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original.  This Second Amendment and the Guaranty, as amended by the First Amendment, may not be amended or modified, except in a writing executed by Station, Guarantor and the Company.

(b)          Notwithstanding anything in the Guaranty or this Second Amendment to the contrary, Station and the Company acknowledge that the assets of Guarantor may be pledged pursuant to documents evidencing or securing the Construction Financing, Expansion Financing or Permanent Financing.

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the date and year first written above.

GCR GAMING GUARANTOR, LLC, a Nevada limited liability company

By:
Name: Brian Greenspun
Title: Manager

GV RANCH STATION, INC., a Nevada corporation

By:
Title:

GREEN VALLEY RANCH GAMING, LLC, a Nevada limited liability company, by GV Ranch Station, Inc., a Nevada corporation, its Manager

By:
Title:

EXHIBIT B

Second Amendment to Station Casinos, Inc. Guaranty

SECOND AMENDMENT TO GUARANTY

Station Casinos, Inc., a Nevada corporation (“Guarantor”), and an affiliate of GV Ranch Station, Inc. (“Station”), a Nevada corporation, executed the Guaranty, dated March 10, 2000 (the “Guaranty”), as amended by the First Amendment to Guaranty, dated September 17, 2001 (this “First Amendment”) for the benefit of Green Valley Ranch Gaming, LLC (the “Company”), and, under the circumstances set forth therein, for the benefit of GCR Gaming LLC, a Nevada limited liability company (“GCR”).  Guarantor, GCR and the Company desire to consent to the amendment of the Guaranty as set forth in this Second Amendment to Guaranty, dated December 19, 2003 (this “Second Amendment”).

1.             Guarantied Obligations.  The first full paragraph of the Guaranty is deleted and the following inserted in lieu thereof:

The undersigned Station Casinos, Inc., a Nevada corporation (“Guarantor”), and an affiliate of GV Ranch Station, Inc. (“Station”), a Nevada corporation, hereby irrevocably and unconditionally guarantees the payment and performance (A) by Station pursuant to Section 4.2 of the Operating Agreement, dated March 10, 2000 (the “Agreement”), as amended by the First Amendment to Operating Agreement, dated September  17, 2001, and the Second Amendment to Operating Agreement, dated December 19, 2003 (as amended, the “Agreement”) of Green Valley Ranch Gaming, LLC (the “Company”), to the same extent that Station is bound thereby, (B) by Station and Guarantor of their obligations under the Pledge/Guaranty Documents, (C) by Station to pay any Default Loan and any Default Loan Interest arising from a failure by Station to make a Required Guaranty Payment, (D) by Station of the Twenty-Five Percent Payment (to the extent that the same is owing under the Agreement) for the period commencing on the date on which Station’s payment obligation begins and ending on the earlier to occur of (a) one year from such date, and (b) the date on which such payment obligation which Station fails to make in breach of Section 4.2 of the Agreement has been satisfied, and (E) of all costs (including reasonable attorney’s fees and costs of in-house counsel) incurred in enforcing this Guaranty resulting from a default by Station or Guarantor under any of the Pledge/Guaranty Agreements or this Agreement.  (Any term with its initial letter capitalized and not otherwise defined herein shall have the meaning ascribed to it in the Agreement.)  This Guaranty is for the benefit of (i) the Company with respect to subparagraphs (A), (B), (D) and (E) above, and (ii) GCR with respect to subparagraphs (A), (B), (C), (D) and (E)  above.  The amounts guaranteed by this Guaranty shall be limited as follows: (i) so long as any monetary obligations under the Construction Financing or Expansion Financing (if any) remain outstanding or liens securing the same are in effect, $21,400,000.00, and (ii) from and after the payment in full of the Construction Financing and Expansion Financing (and the release of all liens securing the same and termination of all agreements related thereto), the obligations guaranteed hereby shall be limited to those set forth in Sections 4.2(b) and 4.2(c) of the Agreement and subparagraph (E) above and shall be limited to $15,000,000.00 in aggregate; provided, however, that the amounts guarantied hereby shall not be reduced as set forth in this sentence until all Default Loans, Default Loan Interest and Twenty-Five Percent Payment owing to GCR are paid in full.

Notwithstanding the foregoing paragraph, the undersigned irrevocably and unconditionally guarantees, without dollar limitation, the payment and performance of Station’s obligations, including indemnity obligations, set forth in Section 4.2(f) of the Agreement.

2.             Representations.  Guarantor represents and warrants that:

(a)          It has full corporate power and authority to enter into and perform this Second Amendment;

(b)          The execution, delivery and performance of this Second Amendment has been duly authorized by all necessary corporate action by such party and, if necessary, its equityholders;

(c)          This Second Amendment has been duly executed and delivered by a duly authorized officer or other representative of such party and constitutes the legal, valid and binding obligation of such party enforceable in accordance with its respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditor’s rights generally, and except that the availability of equitable remedies is subject to judicial discretion);

(d)          No consent, approval, order, license, authorization or validation of, or filing, recording or registration with, or exemption of or by any person or entity is required in connection with the execution, delivery and performance of this Second Amendment by such party; and

(e)          Neither the execution, delivery or performance by such party of this Second Amendment, nor compliance by such party with the terms and provisions hereof will:  (i) contravene any applicable provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, or (ii) conflict with or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any security interest or other lien upon any of the property or assets of such party pursuant to the terms of any indenture, mortgage, deed of trust or other instrument to which such party is a party or by which such party or any of its property or assets is bound or may be subject.

3.             Miscellaneous.

(a)          Except as modified by this Second Amendment, the Guaranty is ratified in all respects.  In the event of a conflict between the Guaranty, as amended by the First Amendment, and this Second Amendment, the terms of this Second Amendment shall control.  This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original.  This Second Amendment and the Guaranty, as amended by the First Amendment, may not be amended or modified, except in a writing executed by GCR, Guarantor and the Company.

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the date and year first written above.

GCR GAMING, LLC, a Nevada limited liability company

By:
Name: Brian Greenspun
Title: Manager

STATION CASINOS, INC., a Nevada corporation

By:
Title:

GREEN VALLEY RANCH GAMING, LLC, a Nevada limited liability company, by GV Ranch Station, Inc., a Nevada corporation, its Manager

By:
Title: